ICF International

March 2016

Investor Presentation

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors." We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

Introducing ICF

A Business Services firm focused on:

- Specialty consulting
- Digital marketing, communications, and IT services
- Business process and operations management

ICF's Track Record

- **Driving free cash flow generation**

Year	2010	2011	2012	2013	2014	2015	*2016*F*
FCF per share	$3.18	$2.56	$3.81	$3.42	$3.43	$3.24	*$3.59*

- **Using periodic leverage to drive the corporation into new markets**



Debt-to-Equity (percent)
75%
50%
25%
0%
Public Health
Digital Technology
Digital Marketing and Communications
46%
24%
37%
24%
8%
70%
60%
45%*
2009
2010
2011
2012
2013
2014
2015
2016

*Assuming majority of FCF used to pay down debt

Competitive Strengths Provide a Unique Business Advantage…

Deep Domain Expertise

Recognized subject matter experts on critical long-term issues and trends in key markets of health, energy, environment, and consumer engagement

Balanced Portfolio

Increasing mix of higher margin commercial business while retaining visibility of a $1.8 billion backlog

Engagement

Competitive scale in IT, digital marketing and communications services to implement client programs and drive customer and stakeholder engagement

Agile Leadership Team

Demonstrated track record of anticipating and responding to market conditions and creating value as an acquisition platform

…Thanks to a Balanced Portfolio by Market…

Health and Social Programs

- Federal Health Departments and Agencies
- Federal Civilian Departments
- European Commission
- Commercial Healthcare Payers and Providers

Revenue Sources by Market

2015


Health
45%
Energy
34%
8%
13%
Consumer
Safety & Security

Energy, Environment, and Infrastructure

- Utilities
- Amtrak
- Federal & State Transportation Agencies
- Federal Energy and Environment
- Airlines and Airports
- UK Government
- European Commission

Consumer/ Financial

- Retail and consumer goods
- Travel and Hospitality
- Food and Personal Care
- Financial services

Safety and Security

- Federal Civilian and Defense Departments
- European Commission

…And By Client Category


Revenue by Client
2015
U.S. State and Local
10%
International
7%
Commercial
35%
48%
U.S. Federal Government

Minimal client concentration – largest contract accounted for <4% of 2015 revenue

Primary commercial sectors:

- **Digital marketing and communications**
- **Energy**
- **Aviation**
- **Healthcare**

Our Strategy…

- Expand our commercial businesses
- Continue to leverage advisory work into full lifecycle solutions
- Make engagement and technology integral across businesses
- Replicate our business model geographically
- Pursue strategic acquisitions

...Leverages Long-Term Growth Drivers...

Technology Revolutions
Analytics, Data Management, Interactive and Cloud Applications, Cybersecurity

Marketing Revolutions
Individual Tailoring/Targeting, Multichannel Communications

Engagement

Health and Social Programs
- Disease prevention, obesity, mental health
- Healthcare reform, patient engagement
- Immigration
- Education reform

Consumer/ Financial
- Digital commerce
- Social media
- Mobile engagement
- ROI-driven marketing

Energy, Environment, and Infrastructure
- Efficiency and clean power
- Consumerization of energy
- Climate change
- Infrastructure needs
- Natural gas/ tight oil

Safety and Security
- Cybersecurity
- Critical infrastructure protection
- Disaster recovery
- Reputation management

…And Symbiotic Offerings To Create Value


RESEARCH + ANALYZE
issues, trends,
behavior,
relevant data
ASSESS + ADVISE
findings, impact,
challenges
ENGAGE
Through marketing, communications, technologies, and training
IDENTIFY + IMPLEMENT
technology,
solutions
DESIGN + MANAGE
plans,
frameworks,
programs, tools

ICF's Growing International Presence

55 Offices in US, >10 Beyond US Worldwide

North America

- Fairfax, VA
- New York, NY
- Atlanta, GA
- San Francisco, CA
- Chicago, IL
- Minneapolis, MN
- Toronto, ON
- Austin, TX
- Richmond, VA
- Cambridge, MA

Europe and Asia

- London
- Brussels
- Birmingham
- Hong Kong
- Beijing
- New Delhi
- Bangalore

Replicating our business model geographically in similar markets

Recent Strategic Acquisitions

Date	Rev* (yr)	Target	Digital Marketing & Communications	European Presence
Dec 2011	$60M (2011)	Ironworks Consulting	• Customer engagement solutions • Next generation media platforms	
Mar 2012	$30M (2011)	GHK Holdings Ltd.		• Strengthen ICF's European presence • Services similar to ICF US
Feb 2014	$40M (2013)	Mostra S.A.	• Leading European Commission communications provider • Full service strategic communications	• Strengthens European offerings • Services in 24 languages and all 28 EU countries
Mar 2014	$15M (2013)	CITYTECH, Inc.	• Enhance ICF's content management and managed services offerings	
Nov 2014	$125M (2013)	Olson	• Award-winning digital marketing with advisory/creative services and technology solutions	

*Rounded to nearest $5 million

ICF's Acquisition Program Has Been Highly Targeted

Financial Performance

Revenue and EPS Growth


Revenue ($ Millions)
8.2% CAGR
$1,200
$1,000
$800
$600
$400
$200
$0
$765
$841
$937
$949
$1,050
$1,132
2010
2011
2012
2013
2014
2015


EPS
GAAP EPS
Non-GAAP Adj.
8.2% CAGR
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$1.78
$0.40
$1.38
$2.09
$0.34
$1.75
$2.36
$0.45
$1.91
$2.28
$0.33
$1.95
$2.51
$0.51
$2.00
$2.64
$0.64
$2.00
2010
2011
2012
2013
2014
2015

2015 Highlights and 2016 Guidance

FY 2015 Highlights

- Revenue $1,132M, 7.8% growth over 2014
- Contract awards $1.3 Billion, 2.4% increase over 2014
- Adjusted EBITDA $110.7M, 12.3% growth over 2014



Adjusted EBITDA Margin %
11%
10%
9%
8%
9.2
9.1
9.5
10.4
9.4
9.8
10.0 – 10.3
H1
H2
Full Year
2014
2015
2016 Guidance

FY 2016 Guidance (as of March 7, 2016)

- Full year revenue[1] — $1.17 Billion (3% growth[3])
- Non-GAAP EPS[2] — $2.79 - $2.94 (9% growth[3])
- GAAP Diluted EPS — $2.40 - $2.55 (24% growth[3])
- Cash Flow From Operations — $85 – 95 Million

1. Reflects midpoint of guidance
2. Excludes approximately $12.3 – 12.8 million amortization of intangibles, which equates to approximately $0.39 – 0.40 of diluted EPS
3. Growth reflects midpoint of guidance range

Balance Sheet Highlights

($ Millions)	12/31/2011 Actual	12/31/2012 Actual	12/31/2013 Actual	12/31/2014 Actual	12/31/2015 Actual
Total Assets	$694.6	$709.7	$700.9	$1,110.3	$1,083.2
Long-Term Debt	$145.0	$105.0	$40.0	$350.1	$311.5
Operating Cash Flow	$59.5	$87.8	$80.8	$79.2	$76.3

Strong cash generation provides flexibility for deleveraging and/or strategic investments

In Summary – Business Services For the 21st Century

Deep Domain Expertise

Recognized subject matter experts on critical long-term issues and trends in key markets of health, energy, environment, and consumer engagement

Balanced Portfolio

Increasing mix of higher margin commercial business while retaining visibility of a $1.8 billion backlog

Engagement

Competitive scale in IT, digital marketing and communications services to implement client programs and drive customer and stakeholder engagement

Agile Leadership Team

Demonstrated track record of anticipating and responding to market conditions and creating value as an acquisition platform